INCOME TAXES	12 Months Ended
Dec. 31, 2011
IncomeTaxesAbstract
INCOME TAXES

11. INCOME TAXES

The income tax expense included in the consolidated financial statements for the years ended December 31, is allocated as follows:

(In Thousands)	2011	2010	2009
Federal:
Current Expense	$3,856	$4,752	$3,447
Deferred Expense/(Benefit)	1,364	(1,874)	(674)
State:
Current Expense	1	627	146
Deferred Benefit	(431)	(306)	(209)
Reversal of Valuation Allowance	(2,976)	32	344
Total Income Tax Expense	$1,814	$3,231	$3,054

Total income tax expense differed from the amounts computed by applying the U.S. Federal income tax rate of 35 percent to income before taxes as a result of the following:

(In Thousands)	2011	2010	2009
Computed “Expected” Tax Expense	$4,894	$3,813	$3,563
(Decrease)/Increase in Taxes Resulting From:
Tax-Exempt Income	(350)	(386)	(580)
State Income Taxes	(2,200)	229	(21)
Bank Owned Life Insurance Income	(413)	(225)	(223)
Interest Disallowance	23	33	66
Stock-Based Compensation	65	61	94
Rate Adjustment	(100)	(100)	(100)
Other	(105)	(194)	255
Total Income Tax Expense	$1,814	$3,231	$3,054

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities as of December 31 are as follows:

(In Thousands)	2011	2010
Deferred Tax Assets:
Allowance for Loan Losses	$5,402	$5,834
Valuation Allowance for OREO Losses	353	—
State Net Operating Loss Carry Forward	274	1,071
Lease Adjustment	185	180
Post Retirement Benefits	253	238
Prepaid Alternative Minimum Assessment	283	283
Contribution Limitation	56	58
Other Than Temporary Impairment	20,924	20,940
Unrealized Loss on Market Adjustment on Other-Than-Temporary Impaired Securities	1,866	1,905
State Capital Loss	21	—
Stock Option Expense	212	139
Nonaccrued Interest	1,781	1,698
Accrued Compensation	204	157
Capital Leases	62	—
Valuation Allowance-Other-Than-Temporary Impairment State Tax	(12)	(3,260)
Total Gross Deferred Tax Assets	$31,864	$29,243

Deferred Tax Liabilities:
Bank Premises and Equipment, Principally Due to Difference in Depreciation	$1,843	$1,474
Unrealized Gain on Securities Available for Sale	1,931	661
Deferred Loan Origination Costs and Fees	1,090	835
Deferred Income	130	404
Nonmonetary Gain	97	97
Investment Securities, Principally due to the Accretion of Bond Discount	42	47
Total Gross Deferred Tax Liabilities	5,133	3,518
Net Deferred Tax Asset	$26,731	$25,725

The net deferred asset includes the tax effect of $4.7 million of New Jersey net operating loss carryforwards that expire from 2012 through 2029.

During 2008, the Corporation recorded a $56.1 million other-than-temporary impairment on its trust preferred pooled securities. The impairment was recorded at the Bank level and resulted in a deferred state tax benefit of approximately $3.3 million. At December 31, 2008, the Corporation concluded that it was more likely than not that it would not realize this state tax benefit before the expiration of the net operating loss carryforward period and recorded a full valuation allowance against the state tax benefit. At the time, the analysis was based on numerous factors, including the State of New Jersey tax statutes, the ongoing performance and related forecasts of the Corporation and the Bank and the status of the economy and its impact on the forecasts.

The Corporation concluded, during the third quarter of 2011, that it was more likely than not that the 2008 state tax benefit was realizable and as such reversed the full valuation allowance, which resulted in an income tax benefit recognized in the third quarter of $3.0 million. The determination was based on the trends in state taxable income of the Bank and the five-year earnings forecast that was completed during the third quarter of 2011.

Based upon taxes paid and projected future taxable income, Management believes that it is more likely than not that the gross deferred tax assets will be realized.